UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 12, 2005

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

On June 8, 2005, Deloitte & Touche LLP (“Deloitte”) advised Roberts Realty Investors, Inc. that it intended to resign as Roberts Realty’s independent registered public accounting firm, effective upon conclusion of its review of Roberts Realty’s interim financial information for the quarter ended June 30, 2005. Deloitte completed its review on August 12, 2005, and its resignation became effective. The resignation of Deloitte was not the result of any disagreement between the company and Deloitte on any matter of accounting principles, practices, auditing scope or procedure or financial statement disclosures.

After being informed of Deloitte’s intentions in June, the audit committee of Roberts Realty’s board of directors conducted a search for a new independent registered public accounting firm. On August 12, 2005, the audit committee completed its search and selected Reznick Group, P.C. to succeed Deloitte as Roberts Realty’s independent auditor. Roberts Realty held its annual meeting of shareholders on August 16, 2005. At the annual meeting, Mr. Michael A. Quinlan, Chief Financial Officer, announced the selection of Reznick Group as Roberts Realty’s independent auditor to replace Deloitte. Roberts Realty described the selection of its independent registered public accounting firm in a press release dated August 16, 2005 filed as Exhibit 99.1, which is incorporated herein by reference.

Roberts Realty did not consult with Reznick Group regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Roberts Realty’s financial statements. Roberts Realty provided Reznick Group with a copy of this disclosure before filing it with the SEC, and Reznick Group concurs with the statement made in the previous sentence.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of PrincipalOfficers.

On June 30, 2005, Greg M. Burnett, then the Chief Financial Officer of Roberts Realty, tendered his resignation from Roberts Realty, effective after the filing with the SEC of the registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2005. On June 30, 2005, Roberts Realty promoted Michael A. Quinlan to Chief Financial Officer and Treasurer, effective upon Mr. Burnett’s departure. Roberts Realty announced the resignation of Mr. Burnett and the promotion of Mr. Quinlan in its current report on Form 8-K dated June 30, 2005. Roberts Realty filed its quarterly report on Form 10-Q for the quarter ended June 30, 2005 with the SEC on August 15, 2005, and the resignation of Mr. Burnett and the promotion of Mr. Quinlan became effective on that date.

Item 9.01   Financial Statements and Exhibits.

(c)        Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated August 16, 2005 regarding the registrant's selection of a new independent auditor.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: August 17, 2005	By: /s/ Michael A. Quinlan Michael A. Quinlan Vice President, Secretary and Controller

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